Ernest E. Badway (EB-0105)
Colin R. Robinson (CR-8072)
George Tenreiro (GT-0622)
SAIBER SCHLESINGER SATZ & GOLDSTEIN, LLC
44 Wall Street, 12th Floor
New York, New York 10005
(212) 461-2323
Attorneys for Plaintiff
Cyberlux Corporation

RECEIVED
SEP 04 2007
U.S.D.C. S.D. N.Y.
CASHIERS

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

JUDGE BATTS

| | |
|---|---|
| CYBERLUX CORPORATION,<br><br>Plaintiff,<br><br>vs.<br><br>AJW PARTNERS, LLC, AJW OFFSHORE, LTD., AJW QUALIFIED PARTNERS, LLC, and NEW MILLENNIUM CAPITAL PARTNERS II, LLC,<br><br>Defendants. | DOCKET NO.: '07 CIV 7808<br><br>Civil Action<br><br>**COMPLAINT FOR DECLARATORY, INJUNCTIVE, AND MONETARY RELIEF, AND JURY TRIAL DEMAND** |

Plaintiff Cyberlux Corporation ("Cyberlux"), by way of its undersigned attorneys, Saiber Schlesinger Satz & Goldstein, LLC, and for its Complaint against Defendants AJW Partners, LLC ("AJW Partners"), AJW Offshore, Ltd. ("AJW Offshore"), AJW Qualified Partners, LLC ("AJW Qualified Partners"), and New Millennium Capital Partners II, LLC ("New Millennium") (collectively, "Defendants"), states as follows:

## NATURE OF ACTION

1. Cyberlux seeks declaratory, injunctive, and monetary relief for the irreparable harm caused by Defendants' illegal trading scheme in an action for, among other claims, fraud, misrepresentation, and breach of express and implied contract terms arising from a fraudulent

and deceptive secured loan financing terms orchestrated and/or facilitated by Defendants to convert shares of stock owned by Cyberlux for Defendants' own use and benefit.

2. Beginning on or about September 24, 2004 to July 18, 2007, Defendants made false, fraudulent, and misleading statements to Cyberlux to induce Cyberlux to first enter into and then to induce Cyberlux to continue to abide by the terms of separate secured note agreements by making false, fraudulent, and misleading statements regarding the terms, structure, and overall intent of the subject secured note agreements and related lending and stock transactions.

3. Cyberlux relied upon Defendants' false, fraudulent, and misleading statements to its detriment. Upon gaining possession of the warranted and registered shares of Cyberlux through the subject secured note agreements, one or more of the Defendants, or others acting in concert with them, secretly sold those shares and converted the proceeds to their own use and benefit, and concealed this breach of the subject secured note agreements from Cyberlux. This constituted an illegal underwriting that Defendants previously represented that they would not undertake. Consequently, Cyberlux has lost **hundreds of millions of** shares of stock having a current value of nearly $2 million, along with losing a substantial equity interest in the company. Defendants' death spiral securities scheme caused and continues to cause serious irreparable harm to Cyberlux in a specific amount to be determined at trial.

4. Additionally, Cyberlux seeks injunctive relief and a declaratory judgment to void and nullify the various secured note agreements (and all respective sub-agreements) that required or require Cyberlux to issue securities to Defendants, because those agreements were engineered to be unlawful instruments, including instruments to further violations of federal securities laws.

## PARTIES

5. Cyberlux is a small cap corporation organized under the laws of the State of Nevada, with its offices at 4625 Creekstone Drive, Suite 130, Research Triangle Park, Durham, North Carolina.

6. Upon information and belief, New Millennium is a limited liability company organized under the laws of the State of New York, having its principal place of business in Roslyn, New York.

7. Upon information and belief, AJW Partners is a limited liability company organized under the laws of the State of Delaware, with its principal office in Roslyn, New York.

8. Upon information and belief, AJW Offshore is a corporation organized under the laws of the Cayman Islands, with its principal place of business in Roslyn, New York.

9. Upon information and belief, AJW Qualified is a limited liability company organized under the laws of the State of New York, with its principal office in Roslyn, New York.

## JURISDICTION AND VENUE

10. The jurisdiction of this Court over the claims asserted herein is founded upon 28 U.S.C. §§ 1331 and 1337, Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act"), 15 U.S.C. §78j(b), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission ("SEC").

11. Additionally, the Defendants, directly or indirectly, used means and instruments of interstate commerce, including, without limitation, the mail, interstate telephone and other electronic communications, including fund transfers and the facilities of the National Association of Securities Dealers, Inc.'s ("NASD") Over-the-Counter Bulletin Board ("OTC-BB").

12. The jurisdiction of this Court over the claims asserted herein is also founded upon 28 U.S.C. § 1332(a)(2), in that the action is one between a citizen or subject of the United States and citizens or subjects of foreign states, and the matter in controversy, exclusive of interest and costs, exceeds the sum of $75,000.00.

13. Moreover, this Court has jurisdiction over this action to declare the rights of the plaintiff Cyberlux Corporation pursuant to 28 U.S.C. § 2201(a).

14. This Court has jurisdiction over the state and common law claims pursuant to 28 U.S.C. § 1367. Further, the state and common law claims are so related to the claims over which the Court has federal question jurisdiction that they are part of the same case or controversy.

15. Venue is proper in this district pursuant to Section 27 of the Exchange Act and 28 U.S.C. § 1391(b) and given the contract documents controlling this case.

## FACTUAL ALLEGATIONS

**Nature of Cyberlux's Business**

16. Cyberlux was incorporated in or about May 17, 2000, in the State of Nevada, to engage in the design, manufacture, and sales of LED lighting solutions to provide customers with enhanced lighting sources that are more efficient and less costly than conventional lighting sources.

17. Cyberlux is quoted on the NASD OTC-BB and its common shares are purchased and sold through the NASD OTC-BB under the symbol "CYBL.OB."

**Transaction Agreements Between Defendants and Cyberlux**

18. Like many small cap companies, Cyberlux requires financing for its business operations. Unfortunately, predatory lenders like Defendants are always present to prey upon unsuspecting companies such as Cyberlux.

19. Beginning on or about September, 2004 to July, 2007, Defendants and Cyberlux entered into several and separate secured note agreements where Defendants ostensibly provided Cyberlux funding for the sale of convertible notes and warrants, and Defendants then purchased a certain agreed upon number of shares of Cyberlux's common stock (the "Secured Note Agreements") at set prices.

20. To effectuate the Secured Note Agreements, each Defendant induced Cyberlux to enter into the following 10 separate Securities Purchase Agreements (the "Securities Purchase Agreements"):

- Securities Purchase Agreement, dated **September 23, 2004**, between and among Defendants and Cyberlux, and providing for the issuance of 10% Callable Secured Convertible Notes in the aggregate principal amount of **$1,500,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 2,250,000 shares of Cyberlux's common stock for the aggregate consideration of $1,500,000.00, attached as **Exhibit A**;

- Securities Purchase Agreement, dated **April 22, 2005**, between and among Defendants and Cyberlux, and providing for the issuance of 10% Callable Secured Convertible Notes in the aggregate principal amount of **$1,500,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 25,000,000 shares of Cyberlux's common stock for the aggregate consideration of $1,500,000.00, attached as **Exhibit B**;

- Securities Purchase Agreement, dated **October 24, 2005**, between and among Defendants and Cyberlux, and providing for the issuance of 10% Callable Secured Convertible Notes in the aggregate principal amount of **$800,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 800,000 shares of Cyberlux's common stock for the aggregate consideration of $800,000.00, attached as **Exhibit C**;

- Securities Purchase Agreement, dated **December 28, 2005**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of **$700,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an

aggregate of 700,000 shares of Cyberlux's common stock for the aggregate consideration of $700,000.00, attached as **Exhibit D**;

- Securities Purchase Agreement, dated **March 27, 2006**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of **$500,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 19,000,000 shares of Cyberlux's common stock for the aggregate consideration of $500,000.00, attached as **Exhibit E**;

- Securities Purchase Agreement, dated **September 26, 2006**, between and among Defendants and Cyberlux, and providing for the issuance of 6% Callable Secured Convertible Notes in the aggregate principal amount of **$280,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 10,000,000 shares of Cyberlux's common stock for the aggregate consideration of $280,000.00, attached as **Exhibit F**;

- Securities Purchase Agreement, dated **April 18, 2007**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of **$400,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 10,000,000 shares of Cyberlux's common stock for the aggregate consideration of $400,000.00, attached as **Exhibit G**;

- Securities Purchase Agreement, dated **May 1, 2007**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of **$150,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 10,000,000 shares of Cyberlux's common stock for the aggregate consideration of $150,000.00, attached as **Exhibit H**;

- Securities Purchase Agreement, dated **June 20, 2007**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of **$150,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 10,000,000 shares of Cyberlux's common stock for the aggregate consideration of $150,000.00, attached as **Exhibit I**; and

- Securities Purchase Agreement, dated **July 13, 2007**, between and among Defendants and Cyberlux, and providing for the issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of

**$150,000.00**, convertible into shares of Cyberlux's Common Stock, par value $.001 per share, whereby Cyberlux warranted to purchase an aggregate of 10,000,000 shares of Cyberlux's common stock for the aggregate consideration of $150,000.00, attached as **Exhibit J**.

21. Each Securities Purchase Agreement set forth varied disbursement funding schedules and distribution funding amounts, but otherwise shared all of the same or similar structural terms and restrictions regarding same. See Exhibits A-J.

22. Along with the above Securities Purchase Agreements, the Secured Note Agreements included separate and respective Securities Agreements, Registration Rights Agreements, Intellectual Property Agreements, Stock Purchase Warrants, Callable Secured Convertible Notes, and, among other agreements, Guaranty Agreements (collectively, the "Transaction Agreements").

23. Under the Transaction Agreements, and at various times and through repeated transactions from November 19, 2004 through August 6, 2007, the Defendants purchased from Cyberlux secured notes convertible into Cyberlux common stock and warrants to purchase Cyberlux common stock (collectively, "Cyberlux Securities"). These transactions were to be controlled by the terms set forth in separate but largely identical Callable Secured Convertible Note Instruments and separate but largely identical Callable Stock Purchase Warrant Agreements, along with normal market conditions.

24. In separate transactions, Defendants individually purchased from Cyberlux secured convertible notes in a collective principal amount totaling $1,913,944.89. These convertible notes were then convertible into Cyberlux's common stock.

25. Additionally, and again under separate and numerous transactions, Defendants individually received warrants to purchase 97,750,000 shares of Cyberlux common stock.

26. These shares had a $0.001 par value per share, and an exercise price equal per share equal to $0.01, $0.02, $0.03, $0.06, $0.10, $0.15, or $0.50, depending upon the applicable warrant agreement.

**Cyberlux's Reliance Upon Defendants' Representations**

27. Defendants induced Cyberlux to agree to the foregoing terms by expressly representing that Defendants were negotiating in good faith and making "representation and warranties" that were "true and correct in all material respects."

28. Defendants repeatedly assured Cyberlux that Defendants were long-term investors interested in supporting Cyberlux's present and future interests, and repeatedly assured Cyberlux that Defendants would in no way act to prejudice Cyberlux or damage the value of its stock, including expressly agreeing that it would not effect "short sales."

29. Cyberlux also relied upon Defendants' representation that they would not exceed the volume trading restrictions set forth in the Transaction Agreements. Specifically, Defendants would limit conversions to "no more than 4.99% of the outstanding shares of [Cyberlux's] Common Stock."

30. In sharp contrast to the above relied upon terms, Cyberlux discovered that Defendants fraudulently induced Cyberlux to enter into the Transaction Agreements to perpetuate a predatory securities scheme as described below.

**Defendants Effectuate an Elaborate Securities Fraud Scheme**

31. Defendants induced Cyberlux to enter into the Transaction Agreements with the deliberate intent to manipulate the Cyberlux stock price downwards by short sales and dumping.

32. Defendants effectuated its predatory trading strategy by selling their positions as soon or shortly after Cyberlux stock was issued after the secured notes were converted or

exercised into Cyberlux stock, and accomplished this by violating the agreed upon volume trading restrictions set forth under the Transaction Agreements. The price of Cyberlux's stock naturally fell because the supply of the Cyberlux stock increased while its demand remained constant.

33. The manipulated precipitous drop in Cyberlux stock price also was favorable to Defendants and detrimental to Cyberlux inasmuch as it lowered the conversion price that Defendants would have to pay under the Transaction Agreements.

34. Defendants' deliberate market manipulation of Cyberlux's stock was and continues to be devastating to Cyberlux, because Cyberlux was deceived into issuing more stock to Defendants than it otherwise would have under normal market conditions.

35. Defendants illicitly profited from its market manipulation by obtaining huge amounts of Cyberlux stock at substantial and artificially manipulated discounts.

36. In brief, Defendants' scheme involved (and involves) engaging in a short-selling trading strategy. Defendants purchased registered convertible Cyberlux shares through conversion of convertible notes. Upon conversion, Defendants obtain huge amounts of Cyberlux common stock at substantial discounts, covering their short positions and reaping huge profits.

37. To date, Defendants have converted hundreds of thousands of notes into hundreds of millions of shares. Defendants' illicit profits far exceed the amount loaned to Cyberlux.

38. Upon discovery of Defendants' illicit scheme, Cyberlux recently refused to convert the requested additional shares, because, among other justified reasons, Defendants may be in direct breach of subject Securities Purchase Agreements, whereby Defendants agreed that they would not collectively own more than "4.9% of the outstanding shares of [Cyberlux's] Common Stock."

39. Cyberlux also wanted to avoid aiding and abetting a securities fraud whereby Defendants collectively assumed greater than 5% ownership of Cyberlux under a unified common ownership structure between all Defendants without any intention of reporting its greater than 5% ownership interest to the SEC as required by law and engaged in a scheme that would be effectively an unregistered underwriting.

40. Defendants' abrupt decision to sell off a high volume number of Cyberlux shares breaches its express and implied promises to Cyberlux, and highlights nefarious negotiation and trading practices. Defendants deliberately intended for Cyberlux to breach the terms of the Transaction Agreements, which, in turn, triggered favorable default terms. Defendants simply waited to exploit an alleged "breach" that was deliberately engineered for self-gain.

41. Defendants' scheme was accomplished (and masked) by Defendants' use of multiple accounts at numerous broker dealers to give the appearance that Cyberlux's stock was experiencing high volume trading and real price volatility under normal market forces.

**Defendants' Force Cyberlux to Hire a Corporate Spy**

42. Defendants also touted the bona fides, experience, and financial soundness of a financial consultant, named Gelmon, and induced Cyberlux to agree to hire Mr. Gelmon at a salary of $10,000.00 pursuant to the terms set forth under a separate agreement. Mr. Gelmon had no experience in Cyberlux's business prior to this retention and was forced upon Cyberlux by Defendants. The stated reason for hiring Mr. Gelmon was so that he would assist Cyberlux in obtaining financing from alternative sources so that Defendants would ultimately be bought out.

43. To date, despite being compensated, Mr. Gelmon has miserably failed to obtain any capital for Cyberlux, to say nothing of favorable financing terms, and, instead, acts as the "eyes and ears" of Defendants at Cyberlux. Additionally, Mr. Gelmon utilized his influence to

advance another predatory element of Defendants' scheme, changing the originally agreed upon debt conversion rates to further accelerate Defendants' conversion share volume, resulting in a further limitation of Cyberlux's debt retirement.

44. Defendants appear to be seasoned practioners in stock manipulation and securities fraud schemes, unfairly preying upon small cap companies like Cyberlux. In fact, Defendants' parent company, N.I.R. Group, is one of the leading investors in what is commonly referred to as "death spiral convertibles."

**Cyberlux's Damages and Request for Equitable Relief**

45. Defendants' predatory and illegal trading scheme combined with their rapid conversion of Cyberlux's common stock, and exercise of warrants, together with the sale of Cyberlux's common stock issued to Defendants, has forced Cyberlux's stock price to fluctuate dramatically and to ultimately decrease, causing serious erosion of the equity value of Cyberlux in an amount to be determined at trial.

46. Additionally, Defendants' unlawful actions have caused Cyberlux to experience or will cause Cyberlux to experience greater difficulty in securing financing or issuing any debt or equity offerings. Cyberlux also has incurred substantial legal costs to investigate and reveal Defendants' illicit activity.

47. Allowing Defendants to continue their illegal trading schemes with the issuance of any more Cyberlux stock to Defendants would cause further erosion to the equity value of Cyberlux, that has suffered irreparable harm.

**First Claim for Relief**
**(Violation of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder)**

48. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 47 as if fully set forth herein.

49. Relying on Defendants' representations that they would not short sell Cyberlux stock under the terms set forth under controlling Securities Purchase Agreement, Cyberlux sold to each of the Defendants secured convertible notes and warrants.

50. Despite their representations, Defendants manipulated downward the stock price of Cyberlux by short selling Cyberlux stock to profit from the manipulation and price decline and to take advantage of increased conversion rights resulting from that market manipulation.

51. The Defendants' misrepresentations to Cyberlux concerning their investment intent were material misrepresentations that Cyberlux relied upon in agreeing to the terms set forth under the Transaction Agreements and in issuing and selling Cyberlux securities to Defendants.

52. Defendants' scheme defrauded and continues to defraud Cyberlux by use of means and/or instrumentalities of interstate commerce and/or the United States mails and/or wire services, in violation of Section 10(b) of the Exchange Act, 15 U.S.C. 78(j), and Rule 10b-5 promulgated thereunder, 17 C.F.R. 240.10b-5, by causing Cyberlux to issue and sell securities to Defendants, and by virtue of Defendants' manipulation, Cyberlux has suffered and continues to suffer damages in an amount to be determined at trial.

**Second Claim for Relief**
**(Fraud)**

53. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 52 as if fully set forth herein.

54. Defendants materially misrepresented that that they would act in good faith and not employ fraudulent means for self-gain in its execution of the Transaction Agreements.

55. Defendants made those misrepresentations with the knowledge that they were false with the intent that Cyberlux would rely upon those misrepresentations.

56. As a result of Cyberlux's misrepresentation, Cyberlux was induced to enter into the Transactions Agreements.

57. Cyberlux has suffered damages that are a result of Defendants' misconduct in an amount to be determined at trial.

**Third Claim for Relief**
**(Negligent Misrepresentation)**

58. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 57 as if fully set forth herein.

59. Defendants represented to Cyberlux that, among other things, they would at all times relevant act in a manner consistent with reasonable business practices and honor the terms under the Transaction Agreement in good faith.

60. Defendants knew or should have known that its misrepresentations were false when made.

61. Cyberlux detrimentally relied on the misrepresentations of the Defendants in determining whether to enter into the Transaction Agreements.

62. As a result of the negligent representations made by the Defendants, Cyberlux has been substantially damaged.

**Fourth Claim for Relief**
**(Breach of Fiduciary Duty)**

63. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 62 as if fully set forth herein.

64. Defendants, by virtue of their position as the owner of Cyberlux's securities, owe Cyberlux a fiduciary duty, when, among other things, Defendants sell or otherwise handle Cyberlux's stock.

65. Defendants breached their duty to Cyberlux when Defendants employed a fraudulent scheme that artificially manipulated and negatively impacted Cyberlux's market stock.

66. Defendants' breach of their fiduciary duty resulted in Cyberlux being substantially damaged in an amount to be determined at trial.

**Fifth Claim for Relief**
**(Breach of Contract)**

67. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 66 as if fully set forth herein.

68. The Defendants specifically agreed that they would not effect "short sales" of Cyberlux's Common Stock. See Exhibits A-J.

69. Defendants also agreed under the subject Securities Purchase Agreements that they would not collectively own more that "4.9% of the outstanding shares of [Cyberlux's] Common Stock."

70. However, the Defendants manipulated downward the stock price of Cyberlux by short selling Cyberlux's stock in order to profit from the manipulation and price decline and to

take advantage of increased conversion rights resulting from that manipulation and a trading scheme.

71. The Defendants committed a material breach of the Securities Purchase Agreements by short selling Cyberlux's stock, and Defendants' apparent deliberate and deceptive attempt to gain over 5% ownership of Cyberlux by a unified common ownership structure among Defendants.

72. Cyberlux has been injured as result of the Defendants' breach of the Securities Purchase Agreement and its plan and/or decision to gain over 5% ownership interest in Cyberlux, and Cyberlux and is entitled to damages in an amount to be determined at trial.

**Sixth Claim for Relief**
**(Breach of Contract)**

73. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 72 as if fully set forth herein.

74. Defendants agreed to limit conversions to no more than 4.99% of the issued and outstanding at time of conversion at any one time.

75. Throughout this time, the Defendants converted shares in an aggregate conversion total of 383,464,564 shares.

76. Defendants gained an illegal profit by exceeding the trading volume restrictions.

77. Defendants committed a material breach of the Notes by exceeding the trading volume restrictions contained in the Notes.

78. Cyberlux has been injured as result of the Defendants' breach of the Notes and is entitled to damages in an amount to be determined at trial.

**<u>Seventh Claim for Relief</u>**
**(Breach of Contract)**

79. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 78 as if fully set forth herein.

80. Defendants made false, fraudulent, misleading representations to induce Cyberlux to agree to hire a financial consultant, Mr. Gelmon, and Cyberlux, to its detriment, relied upon those representations in its agreement to hire Mr. Gelmon, and in its separate decisions to enter into the Transaction Agreements.

81. Cyberlux, in consideration for competent financial consulting services to advance capital sources and favorable funding terms agreed to pay to hire Mr.Gelmon at a salary of $10,000.00, and did hire and pay Mr. Gelmon $10,000.00 for his services.

82. To date, despite being compensated, Mr. Gelmon has failed to obtain any capital for Cyberlux, and this failure has created additional financial difficulties for Cyberlux. Moreover, Mr. Gelmon has demonstrated no loyalty towards Cyberlux, but, instead, has shown a distinct predilection to report back corporate matters to Defendants.

83. Thus, Cyberlux has been injured as result of the Defendants' breach, and Cyberlux and is entitled to monetary and consequential damages in an amount to be determined at trial.

**<u>Eighth Claim for Relief</u>**
**(Breach of Implied Covenant of Good Faith and Fair Dealing)**

84. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 83 as if fully set forth herein.

85. As a result of Defendants' intentional, deliberate, and unlawful violations of the federal securities laws, Securities Purchase Agreements, Notes, and other agreements under the

Transaction Agreements, Defendants violated implied covenants of good faith and fair dealings and Cyberlux has been injured and damaged in an amount to be determined at trial.

**Ninth Claim for Relief**
**(Conversion)**

86. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 85 as if fully set forth herein.

87. Defendants' misrepresentations to Cyberlux that they would not short sell Cyberlux's common stocks constitute conversion of Cyberlux's notes.

88. As a result of Defendants' unlawful misconduct, Defendants have damaged Cyberlux in an amount to be determined at trial.

**Tenth Claim for Relief**
**(Declaratory Judgment Pursuant to 28 U.S.C. §§ 2201-2202)**

89. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 88 as if fully set forth herein.

90. By reason of the foregoing, there is an actual and existing controversy, within the meaning of 28 U.S.C. § 2201, between Cyberlux and Defendants as to the validity of the agreements between them requiring Cyberlux to issue securities to the Defendants.

91. Cyberlux is entitled to a declaratory judgment, pursuant to 28 U.S.C. § 2201 and the Court's inherent equity powers, declaring that the agreements between Cyberlux and Defendants are illegal and violate the federal securities laws, and should therefore be voided.

**Eleventh Claim for Relief**
**(Injunctive Relief)**

92. Cyberlux restates and incorporates by reference its allegations contained in paragraphs 1 through 91 as if fully set forth herein.

93. Defendants should be preliminarily and permanently enjoined from short selling Cyberlux common stock and/or exercising their respective warrants that they immediately sell, which is causing Cyberlux irreparable harm.

94. Cyberlux is entitled to a declaratory judgment that its agreements with Defendants violate Section 10(b) of the Exchange Act, 15 U.S.C. §78(j), and Rule 10b-5 promulgated thereunder, 17 C.F.R. § 240.10b-5.

95. Cyberlux will suffer irreparable harm if the conversions, exercise of warrants, and sales of stock are not stopped.

**Prayer for Relief**

**WHERFORE**, Cyberlux prays that the judgment be entered against Defendants as follows:

1. Awarding Cyberlux damages in an amount to be determined at trial, but believed to exceed $2 million, or such other amount sufficient to compensate Cyberlux for the injuries it has sustained, together with costs, including attorneys' fees incurred in the prosecution of this action and appropriate interest;

2. A declaratory judgment that the agreements between Cyberlux and Defendants are void as against federal securities laws, together with costs, including attorneys' fees incurred in the prosecution of this action;

3. A preliminary and permanent injunction to enjoin any further violations of the securities laws and to prevent irreparable harm to Cyberlux, including an order to enjoin Defendants from further short selling Cyberlux's common stock and/or exercising their respective warrants; and

4. Awarding Cyberlux such other and further relief as this Court may deem just and proper.

## DEMAND FOR TRIAL BY JURY

Pursuant to Fed. R. Civ. P. 38(b), plaintiff Cyberlux Corporation demands a trial by jury of any issue triable of right by a jury.

Dated: New York, New York
September 4, 2007

Respectfully submitted,

**SAIBER SCHLESINGER SATZ & GOLDSTEIN, LLC**

By: ______________________
Ernest E. Badway
Colin R. Robinson
George Tenreiro
44 Wall Street, 12th Floor
New York, New York 10005
(212) 461-2323

Attorneys for Plaintiff
Cyberlux Corporation